UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-9631

Cohen & Steers Institutional Realty Shares, Inc.
(Exact name of registrant as specified in charter)

280 Park Avenue, New York, NY			10017
(Address of principal executive offices)			(Zip code)

Tina M. Payne Cohen & Steers Capital Management, Inc. 280 Park Avenue New York, New York 10017
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(212) 832-3232

Date of fiscal year end:	December 31

Date of reporting period:	December 31, 2012

Item 1. Reports to Stockholders.

COHEN & STEERS INSTITUTIONAL REALTY SHARES, INC.

To Our Shareholders:

We would like to share with you our report for the year ended December 31, 2012. The net asset value (NAV) at that date was $42.08 per share.

The total returns, including income and change in NAV, for the Fund and its comparative benchmarks were:

	Six Months Ended December 31, 2012	Year Ended December 31, 2012
Cohen & Steers Institutional Realty Shares	2.11%	15.91%
FTSE NAREIT Equity REIT Index[a]	2.74%	18.06%
S&P 500 Index[a]	5.95%	16.00%

The performance data quoted represent past performance. Past performance is no guarantee of future results. The investment return and the principal value of an investment will fluctuate and shares, if redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Current total returns of the Fund can be obtained by visiting our website at cohenandsteers.com. The Fund's returns assume the reinvestment of all dividends and distributions at NAV. Fund performance reflects fee waivers and/or expense reimbursements, without which the performance would have been lower. Index performance does not reflect the deduction of any fees, taxes or expenses. An investor cannot invest directly in an index. Performance figures for periods shorter than one year are not annualized.

Please note that distributions paid by the Fund to shareholders are subject to recharacterization for tax purposes and are taxable up to the amount of the Fund's investment company taxable income and net realized gains. Distributions in excess of the Fund's investment company taxable income and realized gains are a return of capital distributed from the Fund's assets.

Investment Review

U.S. real estate securities had strong absolute performance in 2012 and outperformed the wider equity market for the fourth consecutive year. REITs continued to benefit from modest demand growth and scant new supply creation within a slowly recovering domestic economy. These fundamentals generally allowed for increases in rents that contributed to rising cash flows for landlords. As the Federal Reserve kept interest rates low while expanding the monetary base, REITs' funding costs declined across the quality spectrum, resulting in improved balance sheets and greater access to capital. In this environment, a number of real estate companies were able to make accretive property acquisitions.

a  The FTSE NAREIT Equity REIT Index is an unmanaged, market-capitalization-weighted index of all publicly traded REITs that invest predominantly in the equity ownership of real estate. The index is designed to reflect the performance of all publicly traded equity REITs as a whole. The S&P 500 Index is an unmanaged index of common stocks that is frequently used as a general measure of stock market performance.

COHEN & STEERS INSTITUTIONAL REALTY SHARES, INC.

Performance was positive for all property types, led by industrial (total return of 31.3% in the indexb), regional mall (28.2%) and shopping center (25.0%) owners. These sectors benefited from strong demand from retailers as consumer spending improved, aided by early signs of a recovery in the housing market. Within the industrial sector, Prologis was a standout, rebounding sharply from a decline in 2011. The company reported solid revenue growth due to occupancy gains, including surprising resiliency in its European assets.

Simon Property Group was a leader among regional mall companies, as it continued to exhibit solid leasing execution. Simon also remained active on the deal front, including taking a 29% stake in Klépierre, a French retail landlord. The company quickly funded the $3 billion transaction through a capital raising via issuance of equity and unsecured debt. General Growth Properties was another strong performer, lifted by speculation that the mall operator could be an acquisition candidate.

The office sector (14.2%) was restrained by a softer demand outlook, particularly in Washington, D.C., and New York, which were overshadowed by uncertainty in the government and financial sectors, respectively. These worries also weighed on Vornado Realty in the diversified property sector (12.2%), as the company owns offices in both markets.

The apartment group (6.9%) underperformed after a strong run in recent years, as investors took profits in anticipation that an improving housing market could lessen the demand for rental units. Despite these concerns, operating fundamentals for apartments continued at a solid pace, as continued job growth and climbing rent and occupancy levels drove strong revenue growth.

In apartment news, Equity Residential and AvalonBay Communities announced in November that they would purchase apartment building owner Archstone in a $16.3 billion transaction. Expectations of an IPO by Archstone had weighed on the apartment sector. The deal removed this concern, but introduced a new overhang from the $3.8 billion in equity the companies will issue as part of the acquisition. Taking a long-term view, we believe the transaction will prove beneficial for both acquirers.

Fund performance

The Fund had a positive total return for the year but underperformed its benchmark. Stock selection in the apartment sector detracted from relative performance, reflecting in part our sizable allocation to Equity Residential, which had only a modest gain. Stock selection in the diversified sector also hindered performance, due largely to our position in Vornado Realty Trust. Our underweight in health care property companies (20.4% total return in the index) hampered relative performance, although favorable stock selection in the sector partly offset the effect.

Our stock selection in hotel companies (12.5%) benefited relative returns. We had an out-of-index allocation to Orient-Express Hotels Ltd., which rallied amid speculation that the company would be acquired. Our overweight and stock selection in the self storage sector also contributed positively to performance, as did our allocation to retail companies—we were overweight regional mall owners and had good stock selection in the shopping center sector.

b  Sector returns as measured by the FTSE NAREIT Equity REIT Index.

COHEN & STEERS INSTITUTIONAL REALTY SHARES, INC.

Investment Outlook

U.S. REITs continue to exhibit strong access to capital, and have been using this access to issue equity and debt at historically low rates. We believe the combination of continued low financing costs and very limited new supply will enable companies to see continued cash flow growth, as long as the economy remains on its path of modest expansion. In our view, slow but steady advances in GDP can prevail in 2013; however, with the tax-related portion of the "fiscal cliff" having been settled for now, federal spending negotiations will be a source of uncertainty and we are closely monitoring developments.

With most U.S. REITs trading near parity to net asset values, our focus is on companies with valuations that, in our view, do not reflect their strong cash flow growth potential. Among property sectors, we continue to like Class A malls, self-storage, well-positioned industrial assets and offices on the West Coast. We have also added incrementally to companies that we believe are likely to benefit from the housing recovery and potential cap-rate compression. Furthermore, we retain a favorable outlook on apartment REITs, as we believe that new-home construction will not be strong enough to absorb increasing demand for rental units, provided that job creation and household formation continue to improve.

COHEN & STEERS INSTITUTIONAL REALTY SHARES, INC.

Sincerely,

MARTIN COHEN	ROBERT H. STEERS
Co-chairman	Co-chairman

JOSEPH M. HARVEY	JON CHEIGH
Portfolio Manager	Portfolio Manager

  THOMAS N. BOHJALIAN

  Portfolio Manager

The views and opinions in the preceding commentary are subject to change and are as of the date of publication. There is no guarantee that any market forecast set forth in the commentary will be realized. This material represents an assessment of the market environment at a specific point in time, should not be relied upon as investment advice and is not intended to predict or depict performance of any investment.

Visit Cohen & Steers online at cohenandsteers.com

For more information about any of our funds, visit cohenandsteers.com, where you will find daily net asset values, fund fact sheets and portfolio highlights. You can also access newsletters, education tools and market updates covering the global real estate, commodities, global natural resource equities, listed infrastructure, utilities, large cap value and preferred securities sectors.

In addition, our website contains comprehensive information about our firm, including our most recent press releases, profiles of our senior investment professionals and an overview of our investment approach.

COHEN & STEERS INSTITUTIONAL REALTY SHARES, INC.

Performance Review (Unaudited)

Growth of a $3,000,000 Investment

Average Annual Total Returns—For Periods Ended December 31, 2012

	1 Year	5 Years	10 Years	Since Inception[b]
Fund	15.91%	6.47%	12.85%	12.86%

The performance data quoted represent past performance. Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate and shares, if redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance information current to the most recent month end can be obtained by visiting our website at cohenandsteers.com. Total return assumes the reinvestment of all dividends and distributions at NAV. The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. During the periods presented above, the manager waived fees and/or reimbursed expenses. Without this arrangement, performance would have been lower.

The annualized gross and net expense ratios, respectively, were 0.77% and 0.75% as disclosed in the May 1, 2012 prospectus. The manager has contractually agreed to waive its fee and/or reimburse the Fund for expenses incurred to the extent necessary to maintain the Fund's total annual operating expenses (excluding brokerage fees and commissions, taxes and, upon approval of the Board of Directors, extraordinary expenses) as a percentage of average daily net assets at 0.75%. This commitment will remain in place for the life of the Fund.

a  The comparative indexes are not adjusted to reflect expenses or other fees that the SEC requires to be reflected in the Fund's performance. An investor cannot invest directly in an index. The Fund's performance assumes the reinvestment of all dividends and distributions at NAV. For more information, including charges and expenses, please read the prospectus carefully before you invest.

b  Inception date of February 14, 2000.

COHEN & STEERS INSTITUTIONAL REALTY SHARES, INC.

Expense Example (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2012—December 31, 2012.

Actual Expenses

The first line of the following table provides information about actual account values and expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Beginning Account Value July 1, 2012	Ending Account Value December 31, 2012	Expenses Paid During Period[a] July 1, 2012– December 31, 2012
Actual (2.11% return)	$1,000.00	$1,021.10	$3.81
Hypothetical (5% annual return before expenses)	$1,000.00	$1,021.37	$3.81

a  Expenses are equal to the Fund's annualized expense ratio of 0.75% multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). If the Fund had borne all of its expenses that were assumed by the manager, the annualized expense ratio would have been 0.76%.

COHEN & STEERS INSTITUTIONAL REALTY SHARES, INC.

December 31, 2012

Top Ten Holdings
(Unaudited)

Security	Value	% of Net Assets
Simon Property Group	$272,725,169	11.7
Vornado Realty Trust	129,628,059	5.6
Prologis	117,027,298	5.0
Ventas	105,643,556	4.5
Equity Residential	104,550,313	4.5
HCP	103,157,777	4.4
Public Storage	78,981,311	3.4
Boston Properties	68,627,414	3.0
Regency Centers Corp.	57,428,489	2.5
Host Hotels & Resorts	55,277,367	2.4

Sector Breakdown

(Based on Net Assets)
(Unaudited)

COHEN & STEERS INSTITUTIONAL REALTY SHARES, INC.

SCHEDULE OF INVESTMENTS

December 31, 2012

		Number of Shares	Value
COMMON STOCK	97.7%
FINANCIAL—BANKS	0.3%
Bond Street Holdings LLC, Class A, 144Aa,b,c,d		289,434	$5,930,503
REAL ESTATE	97.4%
DIVERSIFIED	7.5%
Alexander's		33,269	11,005,385
American Assets Trust		544,508	15,208,109
Forest City Enterprises, Class Ad		1,093,069	17,653,064
Vornado Realty Trust		1,618,732	129,628,059
			173,494,617
HEALTH CARE	12.2%
HCP		2,283,262	103,157,777
Health Care REIT		673,586	41,284,086
Healthcare Realty Trust		382,493	9,183,657
Senior Housing Properties Trust		1,067,900	25,245,156
Ventas		1,632,317	105,643,556
			284,514,232
HOTEL	7.2%
Chesapeake Lodging Trust		367,355	7,670,372
Hersha Hospitality Trust		3,414,896	17,074,480
Host Hotels & Resorts		3,527,592	55,277,367
Hyatt Hotels Corp., Class Ad		808,758	31,193,796
Orient-Express Hotels Ltd., Class A (Bermuda)[d]		1,710,194	19,992,168
Starwood Hotels & Resorts Worldwide		414,893	23,798,262
Strategic Hotels & Resorts Worldwide[d]		1,991,980	12,748,672
			167,755,117
INDUSTRIALS	6.4%
DCT Industrial Trust		4,261,375	27,656,324
First Industrial Realty Trust[d]		362,152	5,099,100
Prologis		3,207,106	117,027,298
			149,782,722

See accompanying notes to financial statements.

COHEN & STEERS INSTITUTIONAL REALTY SHARES, INC.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2012

		Number of Shares	Value
OFFICE	13.7%
Alexandria Real Estate Equities		268,223	$18,593,218
BioMed Realty Trust		590,400	11,412,432
Boston Properties		648,591	68,627,414
Brookfield Office Properties (Canada)		1,041,308	17,712,649
Corporate Office Properties Trust		1,281,671	32,016,142
Douglas Emmett		1,439,974	33,551,394
Highwoods Properties		898,795	30,064,693
Hudson Pacific Properties		992,899	20,910,453
Liberty Property Trust		563,963	20,172,956
Mack-Cali Realty Corp.		668,386	17,451,558
SL Green Realty Corp.		626,189	47,997,387
			318,510,296
RESIDENTIAL—APARTMENT	16.2%
Apartment Investment & Management Co.		1,885,659	51,025,933
AvalonBay Communities		258,191	35,008,118
Colonial Properties Trust		1,344,726	28,736,795
Education Realty Trust		1,636,510	17,412,466
Equity Residential		1,844,897	104,550,313
Essex Property Trust		288,172	42,260,424
Home Properties		283,728	17,395,364
Mid-America Apartment Communities		630,074	40,797,291
UDR		1,692,658	40,251,407
			377,438,111
SELF STORAGE	6.6%
CubeSmart		1,603,186	23,358,420
Extra Space Storage		794,914	28,926,920
Public Storage		544,849	78,981,311
Sovran Self Storage		365,468	22,695,563
			153,962,214

See accompanying notes to financial statements.

COHEN & STEERS INSTITUTIONAL REALTY SHARES, INC.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2012

		Number of Shares	Value
SHOPPING CENTERS	25.4%
COMMUNITY CENTER	10.2%
DDR Corp.		2,338,500	$36,620,910
Federal Realty Investment Trust		379,442	39,469,557
Kimco Realty Corp.		2,701,461	52,192,226
Regency Centers Corp.		1,218,771	57,428,489
Tanger Factory Outlet Centers		493,814	16,888,439
Weingarten Realty Investors		1,270,554	34,012,731
			236,612,352
REGIONAL MALL	15.2%
General Growth Properties		2,320,544	46,062,799
Glimcher Realty Trust		1,561,090	17,312,488
Simon Property Group		1,725,126	272,725,169
Taubman Centers		223,300	17,578,176
			353,678,632
TOTAL SHOPPING CENTERS			590,290,984
SPECIALTY	2.2%
Digital Realty Trust		575,652	39,081,015
DuPont Fabros Technology		464,620	11,225,219
			50,306,234
TOTAL REAL ESTATE			2,266,054,527
TOTAL COMMON STOCK (Identified cost—$1,728,335,071)			2,271,985,030

See accompanying notes to financial statements.

COHEN & STEERS INSTITUTIONAL REALTY SHARES, INC.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2012

		Number of Shares	Value
SHORT-TERM INVESTMENTS	1.9%
MONEY MARKET FUNDS
BlackRock Liquidity Funds: FedFund, 0.01%[e]		21,800,000	$21,800,000
Federated Government Obligations Fund, 0.01%[e]		21,800,000	21,800,000
TOTAL SHORT-TERM INVESTMENTS (Identified cost—$43,600,000)			43,600,000
TOTAL INVESTMENTS (Identified cost—$1,771,935,071)	99.6%		2,315,585,030
OTHER ASSETS IN EXCESS OF LIABILITIES	0.4		9,507,455
NET ASSETS (Equivalent to $42.08 per share based on 55,254,784 shares of common stock outstanding)	100.0%		$2,325,092,485

Glossary of Portfolio Abbreviations

REIT  Real Estate Investment Trust

Note: Percentages indicated are based on the net assets of the Fund.

a  Fair valued security. This security has been valued at its fair value as determined in good faith under procedures established by and under the general supervision of the Fund's Board of Directors. Aggregate fair valued securities represent 0.3% of the net assets of the Fund.

b  Resale is restricted to qualified institutional investors. Aggregate holdings equal 0.3% of the net assets of the Fund, all of which are illiquid.

c  Illiquid security. Aggregate holdings equal 0.3% of the net assets of the Fund.

d  Non-income producing security.

e  Rate quoted represents the seven-day yield of the fund.

See accompanying notes to financial statements.

COHEN & STEERS INSTITUTIONAL REALTY SHARES, INC.

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2012

ASSETS:
Investments in securities, at value (Identified cost—$1,771,935,071)	$2,315,585,030
Cash	51,396
Receivable for:
Fund shares sold	19,168,450
Dividends	6,887,792
Investment securities sold	170,167
Other assets	25,607
Total Assets	2,341,888,442
LIABILITIES:
Payable for:
Investment securities purchased	11,916,709
Fund shares redeemed	3,374,482
Management fees	1,452,444
Directors' fees	4,550
Other liabilities	47,772
Total Liabilities	16,795,957
NET ASSETS applicable to 55,254,784 shares of $0.001 par value of common stock outstanding	$2,325,092,485
NET ASSET VALUE PER SHARE:
($2,325,092,485 ÷ 55,254,784 shares outstanding)	$42.08
NET ASSETS consist of:
Paid-in capital	$1,827,268,803
Accumulated undistributed net investment income	5,093,126
Accumulated net realized loss	(50,919,403)
Net unrealized appreciation	543,649,959
$2,325,092,485

See accompanying notes to financial statements.

COHEN & STEERS INSTITUTIONAL REALTY SHARES, INC.

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2012

Investment Income:
Dividend income (net of $202,025 of foreign withholding tax)	$47,648,028
Expenses:
Management fees	16,451,028
Directors' fees and expenses	149,534
Registration and filing fees	139,750
Line of credit fees	41,143
Dues and subscriptions	25,016
Total Expenses	16,806,471
Reduction of Expenses (See Note 2)	(355,442)
Net Expenses	16,451,029
Net Investment Income	31,196,999
Net Realized and Unrealized Gain:
Net realized gain on investments	167,127,969
Net change in unrealized appreciation on investments	105,526,764
Net realized and unrealized gain	272,654,733
Net Increase in Net Assets Resulting from Operations	$303,851,732

See accompanying notes to financial statements.

COHEN & STEERS INSTITUTIONAL REALTY SHARES, INC.

STATEMENT OF CHANGES IN NET ASSETS

	For the Year Ended December 31, 2012	For the Year Ended December 31, 2011
Change in Net Assets:
From Operations:
Net investment income	$31,196,999	$19,045,899
Net realized gain	167,127,969	40,183,591
Net change in unrealized appreciation	105,526,764	32,699,117
Net increase in net assets resulting from operations	303,851,732	91,928,607
Dividends and Distributions to Shareholders from:
Net investment income	(29,375,815)	(18,731,580)
Net realized gain	(156,890,004)	(16,483,490)
Total dividends and distributions to shareholders	(186,265,819)	(35,215,070)
Capital Stock Transactions:
Increase in net assets from Fund share transactions	417,082,851	326,175,424
Total increase in net assets	534,668,764	382,888,961
Net Assets:
Beginning of year	1,790,423,721	1,407,534,760
End of year[a]	$2,325,092,485	$1,790,423,721

a  Includes accumulated undistributed net investment income of $5,093,126 and $3,587,055, respectively.

See accompanying notes to financial statements.

COHEN & STEERS INSTITUTIONAL REALTY SHARES, INC.

FINANCIAL HIGHLIGHTS

The following table includes selected data for a share outstanding throughout each year and other performance information derived from the financial statements. It should be read in conjunction with the financial statements and notes thereto.

	For the Year Ended December 31,
Per Share Operating Performance:	2012	2011	2010	2009	2008
Net asset value, beginning of year	$39.48	$37.99	$30.53	$24.05	$38.30
Income from investment operations:
Net investment income	0.58	0.48 [a]	0.86	0.66	0.83
Net realized and unrealized gain (loss)	5.59	1.86	7.47	6.81	(13.69)
Total from investment operations	6.17	2.34	8.33	7.47	(12.86)
Less dividends and distributions to shareholders from:
Net investment income	(0.56)	(0.45)	(0.87)	(0.66)	(0.88)
Net realized gain	(3.01)	(0.40)	—	—	—
Tax return of capital	—	—	—	(0.33)	(0.51)
Total dividends and distributions to shareholders	(3.57)	(0.85)	(0.87)	(0.99)	(1.39)
Net increase (decrease) in net asset value	2.60	1.49	7.46	6.48	(14.25)
Net asset value, end of year	$42.08	$39.48	$37.99	$30.53	$24.05
Total investment return[b]	15.91%	6.25%	27.63%	32.73%	–34.42%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$2,325.1	$1,790.4	$1,407.5	$974.8	$604.9
Ratio of expenses to average daily net assets (before expense reduction)	0.77%	0.77%	0.77%	0.77%	0.77%
Ratio of expenses to average daily net assets (net of expense reduction)	0.75%	0.75%	0.75%	0.75%	0.75%
Ratio of net investment income to average daily net assets (before expense reduction)	1.41%	1.19%	1.33%	2.76%	2.29%
Ratio of net investment income to average daily net assets (net of expense reduction)	1.42%	1.21%	1.35%	2.79%	2.30%
Portfolio turnover rate	85%	92%	104%	119%	106%

a  17.0% of gross income was attributable to dividends paid by Simon Property Group.

b  Return assumes the reinvestment of all dividends and distributions at NAV.

See accompanying notes to financial statements.

COHEN & STEERS INSTITUTIONAL REALTY SHARES, INC.

NOTES TO FINANCIAL STATEMENTS

Note 1. Significant Accounting Policies

Cohen & Steers Institutional Realty Shares, Inc. (the Fund) was incorporated under the laws of the State of Maryland on October 13, 1999 and is registered under the Investment Company Act of 1940, as amended, as a non-diversified, open-end management investment company. The Fund's investment objective is total return.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (GAAP). The preparation of the financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Portfolio Valuation: Investments in securities that are listed on the New York Stock Exchange are valued, except as indicated below, at the last sale price reflected at the close of the New York Stock Exchange on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and ask prices on such day or, if no ask price is available, at the bid price.

Securities not listed on the New York Stock Exchange but listed on other domestic or foreign securities exchanges are valued in a similar manner. Securities traded on more than one securities exchange are valued at the last sale price reflected at the close of the exchange representing the principal market for such securities on the business day as of which such value is being determined. If after the close of a foreign market, but prior to the close of business on the day the securities are being valued, market conditions change significantly, certain foreign securities may be fair valued pursuant to procedures established by the Board of Directors.

Readily marketable securities traded in the over-the-counter market, including listed securities whose primary market is believed by Cohen & Steers Capital Management, Inc. (the manager) to be over-the-counter, are valued at the last sale price on the valuation date as reported by sources deemed appropriate by the Board of Directors to reflect their fair market value. If there has been no sale on such day, the securities are valued at the mean of the closing bid and ask prices on such day or, if no ask price is available, at the bid price.

Short-term debt securities with a maturity date of 60 days or less are valued at amortized cost, which approximates value. Investments in open-end mutual funds are valued at their closing net asset value.

The policies and procedures approved by the Fund's Board of Directors delegate authority to make fair value determinations to the manager, subject to the oversight of the Board of Directors. The manager has established a valuation committee (Valuation Committee) to administer, implement and oversee the fair valuation process according to the policies and procedures approved annually by the Board of Directors. Among other things, these procedures allow the Fund to utilize independent pricing

COHEN & STEERS INSTITUTIONAL REALTY SHARES, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

Securities for which market prices are unavailable will be valued at fair value, as determined in good faith by the Valuation Committee, pursuant to procedures approved by the Fund's Board of Directors. Circumstances in which market prices may be unavailable include, but are not limited to, when trading in a security is suspended, the exchange on which the security is traded is subject to an unscheduled close or disruption or material events occur after the close of the exchange on which the security is principally traded. In these circumstances, the Fund determines fair value in a manner that fairly reflects the market value of the security on the valuation date based on consideration of any information or factors it deems appropriate. These may include, but are not limited to, recent transactions in comparable securities, information relating to the specific security and developments in the markets.

The Fund's use of fair value pricing may cause the net asset value of Fund shares to differ from the net asset value that would be calculated using market quotations. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

Fair value is defined as the price that the Fund would expect to receive upon the sale of an investment or expect to pay to transfer a liability in an orderly transaction with an independent buyer in the principal market or, in the absence of a principal market, the most advantageous market for the investment or liability. The hierarchy of inputs that are used in determining the fair value of the Fund's investments is summarized below.

•  Level 1—quoted prices in active markets for identical investments

•  Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, credit risk, etc.)

•  Level 3—significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfer at the end of the period in which the underlying event causing the movement occurred. Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. There were no transfers between Level 1 and Level 2 securities during the year ended December 31, 2012.

COHEN & STEERS INSTITUTIONAL REALTY SHARES, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

The following is a summary of the inputs used as of December 31, 2012 in valuing the Fund's investments carried at value:

	Total	Quoted Prices In Active Markets for Identical Investments (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Common Stock— Financial—Banks	$5,930,503	$—	$—	$5,930,503	[a]
Common Stock—Other Industries	2,266,054,527	2,266,054,527	—	—
Money Market Funds	43,600,000	—	43,600,000	—
Total Investments[b]	$2,315,585,030	$2,266,054,527	$43,600,000	$5,930,503

a  Fair valued, pursuant to the Fund's fair value procedures utilizing significant unobservable inputs and assumptions.

b  Portfolio holdings are disclosed individually on the Schedule of Investments.

Following is a reconciliation of investments for which significant unobservable inputs (Level 3) were used in determining fair value:

Investments in Securities
Balance as of December 31, 2011	$6,222,831
Change in unrealized depreciation	(292,328)
Balance as of December 31, 2012	$5,930,503

The change in unrealized appreciation/(depreciation) attributable to securities owned on December 31, 2012 which were valued using significant unobservable inputs (Level 3) amounted to $(292,328).

The following table summarizes the quantitative inputs and assumptions used for investments categorized in Level 3 of the fair value hierarchy.

	Fair Value at 12/31/2012	Valuation Technique	Unobservable Inputs	Range
Common Stock— Financial—Banks	$5,930,503	Market comparable companies	Price/Book Ratio Liquidity Discount	0.98 10%	x – 1.50x

The significant unobservable inputs utilized in the fair value measurement of the Fund's Level 3 equity investment in Common Stock—Financial—Banks are the price-to-book ratio and discount for

COHEN & STEERS INSTITUTIONAL REALTY SHARES, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

lack of liquidity. Significant changes in these inputs may result in a materially higher or lower fair value measurement.

Security Transactions and Investment Income: Security transactions are recorded on trade date. Realized gains and losses on investments sold are recorded on the basis of identified cost. Interest income is recorded on the accrual basis. Discounts are accreted and premiums are amortized over the life of the respective securities. Dividend income is recorded on the ex-dividend date. Distributions from Real Estate Investment Trusts ("REITs") are recorded as ordinary income, net realized capital gain or return of capital based on information reported by the REITs and management's estimates of such amounts based on historical information. These estimates are adjusted when the actual source of distributions is disclosed by the REITs and actual amounts may differ from the estimated amounts.

Dividends and Distributions to Shareholders: Dividends from net investment income and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from GAAP. Dividends from net investment income, if any, are declared and paid quarterly. Net realized capital gains, unless offset by any available capital loss carryforward, are typically distributed to shareholders at least annually. Dividends and distributions to shareholders are recorded on the ex-dividend date and are automatically reinvested in full and fractional shares of the Fund based on the net asset value per share at the close of business on the payable date unless the shareholder has elected to have them paid in cash. Distributions paid by the Fund are subject to recharacterization for tax purposes. Based upon the results of operations for the year ended December 31, 2012, a portion of the dividends has been reclassified to distributions from net realized capital gains.

Income Taxes: It is the policy of the Fund to continue to qualify as a regulated investment company, if such qualification is in the best interest of the shareholders, by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies, and by distributing substantially all of its taxable earnings to its shareholders. Accordingly, no provision for federal income or excise tax is necessary. Dividend and interest income from holdings in non-U.S. securities is recorded net of non-U.S. taxes paid. Management has analyzed the Fund's tax positions taken on federal income tax returns as well as its tax positions in non-U.S. jurisdictions in which it trades for all open tax years and has concluded that as of December 31, 2012, no additional provisions for income tax are required in the Fund's financial statements. The Fund's tax positions for the tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service, state departments of revenue and by foreign tax authorities.

Note 2. Investment Management Fees and Other Transactions with Affiliates

Management Fees: The manager serves as the Fund's investment manager pursuant to an investment management agreement (the investment management agreement). Under the terms of the investment management agreement, the manager provides the Fund with day-to-day investment decisions and generally manages the Fund's investments in accordance with the stated policies of the Fund, subject to the supervision of the Board of Directors.

COHEN & STEERS INSTITUTIONAL REALTY SHARES, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

For the services provided to the Fund, the manager receives a fee, accrued daily and paid monthly, at the annual rate of 0.75% of the average daily net assets of the Fund.

The manager is also responsible, under the investment management agreement, for the performance of certain administrative functions for the Fund. Additionally, the manager pays certain expenses of the Fund, including administration and custody fees, transfer agent fees, professional fees, and reports to shareholders.

The manager has contractually agreed to waive its fee and/or reimburse the Fund so that the Fund's total annual operating expenses (excluding brokerage fees and commissions, taxes and, upon approval of the Board of Directors, extraordinary expenses) do not exceed 0.75% of the average daily net assets. This commitment will remain in place for the life of the Fund. For the year ended December 31, 2012, fees waived and/or expenses reimbursed totaled $355,442.

Directors' and Officers' Fees: Certain directors and officers of the Fund are also directors, officers, and/or employees of the manager. The Fund does not pay compensation to directors and officers affiliated with the manager.

Note 3. Purchases and Sales of Securities

Purchases and sales of securities, excluding short-term investments, for the year ended December 31, 2012, totaled $2,139,110,613 and $1,805,073,504, respectively.

Note 4. Income Tax Information

The tax character of dividends and distributions paid was as follows:

	For the Year Ended December 31,
	2012	2011
Ordinary income	$99,918,209	$18,731,580
Long-term capital gain	86,347,610	16,483,490
Total dividends and distributions	$186,265,819	$35,215,070

As of December 31, 2012, the tax-basis components of accumulated earnings and the federal tax cost were as follows:

Cost for federal income tax purposes	$1,826,582,714
Gross unrealized appreciation	$492,763,514
Gross unrealized depreciation	(3,761,198)
Net unrealized appreciation	$489,002,316
Undistributed long-term capital gains	$3,728,240

COHEN & STEERS INSTITUTIONAL REALTY SHARES, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

As of December 31, 2012, the Fund had temporary book/tax differences primarily attributable to wash sales on portfolio securities and permanent book/tax differences primarily attributable to Fund redemptions used as distributions and prior year REIT distribution adjustments. To reflect reclassifications arising from the permanent differences, paid-in capital was credited $11,719,329, accumulated net realized loss was charged $11,404,216 and accumulated undistributed net investment income was charged $315,113. Net assets were not affected by this reclassification.

Note 5. Capital Stock

The Fund is authorized to issue 100 million shares of capital stock, at a par value of $0.001 per share. The Board of Directors of the Fund may increase or decrease the aggregate number of shares of common stock that the Fund has authority to issue. Transactions in Fund shares were as follows:

	For the Year Ended December 31, 2012		For the Year Ended December 31, 2011
	Shares	Amount	Shares	Amount
Sold	17,549,401	$753,057,432	19,297,320	$756,461,299
Issued as reinvestment of dividends and distributions	3,877,541	160,942,716	733,866	27,950,291
Redeemed	(11,522,576)	(496,917,297)	(11,728,067)	(458,236,166)
Net increase	9,904,366	$417,082,851	8,303,119	$326,175,424

Note 6. Borrowings

The Fund, in conjunction with other Cohen & Steers funds, is a party to a $200,000,000 syndicated credit agreement (the credit agreement) with State Street Bank and Trust Company, as administrative agent and operations agent, and the lenders identified in the credit agreement, which expires January 25, 2013. The Fund pays a commitment fee of 0.10% per annum on its proportionate share of the unused portion of the credit agreement. For the period January 1, 2012 through January 27, 2012, the commitment fee was 0.125% per annum on the Fund's proportionate share of the unused portion of the credit agreement. Effective January 25, 2013, the credit agreement was renewed under similar terms and expires January 24, 2014.

During the year ended December 31, 2012, the Fund did not borrow under the credit agreement.

Note 7. Other

In the normal course of business, the Fund enters into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is dependent on claims

COHEN & STEERS INSTITUTIONAL REALTY SHARES, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

that may be made against the Fund in the future and, therefore, cannot be estimated; however, based on experience, the risk of material loss from such claims is considered remote.

Note 8. New Accounting Pronouncement

In December 2011, the Financial Accounting Standards Board ("FASB") issued an Accounting Standards Update No. 2011-11, "Balance Sheet (Topic 210)—Disclosures about Offsetting Assets and Liabilities requirements in U.S. GAAP and IFRSs" ("ASU 2011-11"). ASU 2011-11 requires additional disclosures on financial instruments and derivative instruments that are either offset in accordance with existing accounting guidance or are subject to an enforceable master netting arrangement or similar agreement. The new requirements do not change the accounting guidance on netting, but rather enhance the disclosures to more clearly show the impact of netting arrangements on a company's financial position.

Management is currently evaluating the impact the adoption of this pronouncement will have on the Fund's financial statements. ASU 2011-11 is effective for fiscal years and interim periods beginning after January 1, 2013.

Note 9. Subsequent Events

Management has evaluated events and transactions occurring after December 31, 2012 through the date that the financial statements were issued, and has determined that no additional disclosure in the financial statements is required.

COHEN & STEERS INSTITUTIONAL REALTY SHARES, INC.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of
Cohen & Steers Institutional Realty Shares, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Cohen & Steers Institutional Realty Shares, Inc. (the "Fund") at December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2012 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
February 20, 2013

COHEN & STEERS INSTITUTIONAL REALTY SHARES, INC.

TAX INFORMATION—2012 (Unaudited)

Pursuant to the Jobs and Growth Relief Reconciliation Act of 2003, the Fund designates qualified dividend income of $735,090. Also, the Fund designates a long-term capital gain distribution of $88,579,949 at the 15% rate and $3,782,445 at the 25% rate or maximum allowable.

OTHER INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling 800-330-7348, (ii) on our website at cohenandsteers.com or (iii) on the Securities and Exchange Commission's website at http://www.sec.gov. In addition, the Fund's proxy voting record for the most recent 12-month period ended June 30 is available by August 31 of each year (i) without charge, upon request, by calling 800-330-7348 or (ii) on the SEC's website at http://www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available (i) without charge, upon request by calling 800-330-7348, or (ii) on the SEC's website at http://www.sec.gov. In addition, the Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

Please note that distributions paid by the Fund to shareholders are subject to recharacterization for tax purposes. The Fund may also pay distributions in excess of the Fund's net investment company taxable income and this excess could be a tax free return of capital distributed from the Fund's assets. The final tax treatment of all distributions is reported to shareholders on their 1099-DIV forms, which are mailed after the close of each calendar year.

COHEN & STEERS INSTITUTIONAL REALTY SHARES, INC.

MANAGEMENT OF THE FUND

The business and affairs of the Fund are managed under the direction of the Board of Directors. The Board of Directors approves all significant agreements between the Fund and persons or companies furnishing services to it, including the Fund's agreements with its advisor, administrator, co-administrator, custodian and transfer agent. The management of the Fund's day-to-day operations is delegated to its officers, the advisor, administrator and co-administrator, subject always to the investment objective and policies of the Fund and to the general supervision of the Board of Directors.

The Board of Directors and officers of the Fund and their principal occupations during at least the past five years are set forth below. The statement of additional information (SAI) includes additional information about fund directors and is available, without charge, upon request by calling 800-330-7348.

Name, Address[1] and Age	Position(s) Held With Fund	Term of Office[2]	Principal Occupation During At Least The Past 5 Years (Including Other Directorships Held)	Number of Funds Within Fund Complex Overseen by Director (Including the Fund)	Length of Time Served[3]
Interested Director[4]
Robert H. Steers Age: 59	Director and Co-Chairman	Until next election of directors	Co-Chairman and Co-Chief Executive Officer of Cohen & Steers Capital Management, Inc. (the Advisor) since 2003 and its parent, Cohen & Steers, Inc. since 2004. Vice President of Cohen & Steers Securities, LLC.	20	1991 to present
Martin Cohen Age: 64	Director and Co-Chairman	Until next election of directors	Co-Chairman and Co-Chief Executive Officer of the Advisor since 2003 and Cohen & Steers, Inc. since 2004. Prior to that, President of the Advisor; Vice President of Cohen & Steers Securities, LLC.	20	1991 to present
Disinterested Directors
Michael G. Clark Age: 47	Director	Until next election of directors	From May 2006 to June 2011, President and Chief Executive Officer of DWS Funds and Managing Director of Deutsche Asset Management.	20	June 2011 to present

  (table continued on next page)

COHEN & STEERS INSTITUTIONAL REALTY SHARES, INC.

(table continued from previous page)

Name, Address[1] and Age	Position(s) Held with Fund	Term of Office[2]	Principal Occupation During At Least The Past 5 Years (Including Other Directorships Held)	Number of Funds Within Fund Complex Overseen by Director (Including the Fund)	Length of Time Served[3]
Bonnie Cohen[5] Age: 70	Director	Until next election of directors	Consultant. Board member DC Public Library Foundation since 2012; Board Member, United States Department of Defense Business Board since 2010; Board Member, Teluride Mountain Film Festival since 2010; Advisory Board Member, Posse Foundation since 2004; Trustee, H. Rubenstein Foundation since 1996; Trustee, District of Columbia Public Libraries since 2004.	20	2001 to present
George Grossman Age: 59	Director	Until next election of directors	Attorney-at-law	20	1993 to present
Richard E. Kroon Age: 70	Director	Until next election of directors	Member of Investment Committee, Monmouth University since 2004; Former Director; Retired Chairman and Managing Partner of Sprout Group venture capital funds, then an affiliate of Donaldson, Lufkin and Jenrette Securities Corporation from 1981 to 2001. Former chairman of the National Venture Capital Association for the year 2000.	20	2004 to present

  (table continued on next page)

COHEN & STEERS INSTITUTIONAL REALTY SHARES, INC.

(table continued from previous page)

Name, Address[1] and Age	Position(s) Held with Fund	Term of Office[2]	Principal Occupation During At Least The Past 5 Years (Including Other Directorships Held)	Number of Funds Within Fund Complex Overseen by Director (Including the Fund)	Length of Time Served[3]
Richard J. Norman Age: 69	Director	Until next election of directors

Private Investor. Member, District of Columbia Department of Corrections Chaplains Corps from 2008 to February 2010; Member, Montgomery County, Maryland Department of Corrections Volunteer Corps since February 2010; Liaison for Business Leadership, Salvation Army World Service Organization (SAWSO) since 2010; Advisory Board Member, The Salvation Army since 1985; Financial Education Fund Chair, The Foundation Board of Maryland Public Television since 2009; Former President, Executive Committee, Chair of Investment Committee, The Foundation Board of Maryland Public Television from 1997 to 2008. Prior thereto, Investment Representative of Morgan Stanley Dean Witter from 1966 to 2000.

				20	2001 to present
Frank K. Ross Age: 69	Director	Until next election of directors	Visiting Professor of Accounting, Howard University School of Business since 2004; Board member and Audit Committee Chair and Human Resources and Compensation Committee Member, Pepco Holdings, Inc. (electric utility) since 2004. Formerly, Midatlantic Area Managing Partner for Assurance Services at KPMG LLP and Managing Partner of its Washington, DC offices from 1977 to 2003.	20	2004 to present

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COHEN & STEERS INSTITUTIONAL REALTY SHARES, INC.

(table continued from previous page)

Name, Address[1] and Age	Position(s) Held with Fund	Term of Office[2]	Principal Occupation During At Least The Past 5 Years (Including Other Directorships Held)	Number of Funds Within Fund Complex Overseen by Director (Including the Fund)	Length of Time Served[3]
C. Edward Ward Jr. Age: 66	Director	Until next election of directors	Member of The Board of Trustees of Manhattan College, Riverdale, New York since 2004. Formerly Director of closed-end fund management for the New York Stock Exchange, where he worked from 1979 to 2004.	20	2004 to present

1  The address for each director is 280 Park Avenue, New York, NY 10017.

2  On March 12, 2008, the Board of Directors adopted a mandatory retirement policy stating a Director must retire from the Board on December 31st of the year in which he or she turns 75 years of age.

3  The length of time served represents the year in which the director was first elected or appointed to any fund in the Cohen & Steers fund complex.

4  "Interested person", as defined in the 1940 Act, of the fund because of affiliation with CSCM (Interested Directors).

5  Martin Cohen and Bonnie Cohen are not related.

COHEN & STEERS INSTITUTIONAL REALTY SHARES, INC.

The officers of the Fund (other than Messrs. Cohen and Steers, whose biographies are provided above), their address, their ages and their principal occupations for at least the past five years are set forth below.

Name, Address and Age[1]	Position(s) Held with Fund	Principal Occupation During At Least the Past 5 Years	Length of Time Served[2]
Adam M. Derechin Age: 48	President and Chief Executive Officer	Chief Operating Officer of CSCM (since 2003) and CNS (since 2004). Prior to that, Senior Vice President of CSCM and Vice President and Assistant Treasurer of the Cohen & Steers funds.	Since 2005
Joseph M. Harvey Age: 49	Vice President	President and Chief Investment Officer of CSCM (since 2003) and President of CNS (since 2004). Prior to that, Senior Vice President and Director of Investment Research of CSCM.	Since 2004
Jon Cheigh Age: 40	Vice President	Executive Vice President (since 2012). Prior to that, Senior Vice President of the Advisor.	Since 2007
Thomas N. Bohjalian Age: 47	Vice President	Executive Vice President (since 2012). Prior to that, Senior Vice President of the Advisor.	Since 2006
Francis C. Poli Age: 50	Secretary	Executive Vice President, Secretary and General Counsel of CSCM and CNS since March 2007. Prior thereto, General Counsel of Allianz Global Investors of America LP.	Since 2007
James Giallanza Age: 46	Treasurer and Chief Financial Officer

Senior Vice President of CSCM since September 2006. Prior thereto, Deputy Head of the US Funds Administration and Treasurer & CFO of various mutual funds within the Legg Mason (formally Citigroup Asset Management) fund complex from August 2004 to September 2006.

Since 2006
Lisa D. Phelan Age: 44	Chief Compliance Officer

Senior Vice President and Director of Compliance of CSCM since 2007 and prior to that, Vice President since 2006. Chief Compliance Officer of CSSL since 2004. Prior to that, Compliance Officer of CSCM since 2004. Chief Compliance Officer, Avatar Associates & Overture Asset Managers, 2003-2004.

Since 2006

1  The address of each officer is 280 Park Avenue, New York, NY 10017.

2  Officers serve one-year terms. The length of time served represents the year in which the officer was first elected to that position in any fund in the Cohen & Steers fund complex. All of the officers listed above are officers of one or more of the other funds in the complex.

COHEN & STEERS INSTITUTIONAL REALTY SHARES, INC.

Cohen & Steers Privacy Policy

Facts	What Does Cohen & Steers Do With Your Personal Information?
Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
• Social Security number and account balances
• Transaction history and account transactions
• Purchase history and wire transfer instructions
How?

All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons Cohen & Steers chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Cohen & Steers share?	Can you limit this sharing?
For our everyday business purposes— such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or reports to credit bureaus	Yes	No
For our marketing purposes— to offer our products and services to you	Yes	No
For joint marketing with other financial companies—	No	We don't share
For our affiliates' everyday business purposes— information about your transactions and experiences	No	We don't share
For our affiliates' everyday business purposes— information about your creditworthiness	No	We don't share
For our affiliates to market to you—	No	We don't share
For non-affiliates to market to you—	No	We don't share

Questions?  Call 800-330-7348

COHEN & STEERS INSTITUTIONAL REALTY SHARES, INC.

Cohen & Steers Privacy Policy—(Continued)

Who we are
Who is providing this notice?

Cohen & Steers Capital Management, Inc., Cohen & Steers Asia Limited, Cohen & Steers UK Limited, Cohen & Steers Europe SA, Cohen & Steers Securities, LLC, Cohen & Steers Private Funds and Cohen & Steers Open and Closed-End Funds (collectively, "Cohen & Steers").

What we do
How does Cohen & Steers protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We restrict access to your information to those employees who need it to perform their jobs, and also require companies that provide services on our behalf to protect your information.

How does Cohen & Steers collect my personal information?	We collect your personal information, for example, when you:
• Open an account or buy securities from us
• Provide account information or give us your contact information
• Make deposits or withdrawals from your account
We also collect your personal information from other companies.
Why can't I limit all sharing?	Federal law gives you the right to limit only:
• sharing for affiliates' everyday business purposes—information about your creditworthiness
• affiliates from using your information to market to you
• sharing for non-affiliates to market to you
State law and individual companies may give you additional rights to limit sharing.
Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. • Cohen & Steers does not share with affiliates.
Non-affiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • Cohen & Steers does not share with non-affiliates.
Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products or services to you. • Cohen & Steers does not jointly market.

COHEN & STEERS INSTITUTIONAL REALTY SHARES, INC.

Cohen & Steers Investment Solutions

COHEN & STEERS GLOBAL REALTY SHARES

  •  Designed for investors seeking total return, investing primarily in global real estate securities

  •  Symbols: CSFAX, CSFBX*, CSFCX, CSSPX

COHEN & STEERS INSTITUTIONAL REALTY SHARES

  •  Designed for institutional investors seeking total return, investing primarily in U.S. real estate securities (REITs)

  •  Symbol: CSRIX

COHEN & STEERS REALTY INCOME FUND

  •  Designed for investors seeking total return, investing primarily in U.S. real estate securities (REITs)

  •  Symbols: CSEIX, CSBIX*, CSCIX, CSDIX

COHEN & STEERS INTERNATIONAL REALTY FUND

  •  Designed for investors seeking total return, investing primarily in international non-U.S. real estate securities

  •  Symbols: IRFAX, IRFCX, IRFIX

COHEN & STEERS
EMERGING MARKETS REAL ESTATE FUND

  •  Designed for investors seeking total return, investing primarily in emerging markets real estate securities

  •  Symbols: APFAX, APFCX, APFIX

COHEN & STEERS REALTY SHARES

  •  Designed for investors seeking total return, investing primarily in U.S. real estate securities (REITs)

  •  Symbol: CSRSX

COHEN & STEERS
INSTITUTIONAL GLOBAL REALTY SHARES

  •  Designed for institutional investors seeking total return, investing primarily in global real estate securities

  •  Symbol: GRSIX

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND

  •  Designed for investors seeking total return, investing primarily in global infrastructure securities

  •  Symbols: CSUAX, CSUBX*, CSUCX, CSUIX

COHEN & STEERS DIVIDEND VALUE FUND

  •  Designed for investors seeking long-term growth of income and capital appreciation, investing primarily in dividend paying common stocks and preferred securities

  •  Symbols: DVFAX, DVFCX, DVFIX

COHEN & STEERS
PREFERRED SECURITIES AND INCOME FUND

  •  Designed for investors seeking total return, investing primarily in preferred and debt securities

  •  Symbols: CPXAX, CPXCX, CPXIX

COHEN & STEERS REAL ASSETS FUND

  •  Designed for investors seeking total return and the maximization of real returns during inflationary environments by investing primarily in real assets

  •  Symbols: RAPAX, RAPCX, RAPIX, RAPRX, RAPZX

Distributed by Cohen & Steers Securities, LLC.

COHEN & STEERS GLOBAL REALTY MAJORS ETF

  •  Designed for investors who seek a relatively low-cost "passive" approach for investing in a portfolio of real estate equity securities of companies in a specified index

  •  Symbol: GRI

Distributed by ALPS Distributors, Inc.

ISHARES COHEN & STEERS
REALTY MAJORS INDEX FUND

  •  Designed for investors who seek a relatively low-cost "passive" approach for investing in a portfolio of real estate equity securities of companies in a specified index

  •  Symbol: ICF

Distributed by BlackRock Investments, LLC

*  Class B shares are no longer offered except through dividend reinvestment and permitted exchanges by existing Class B shareholders.

Please consider the investment objectives, risks, charges and expenses of the fund carefully before investing. A summary prospectus and prospectus containing this and other information can be obtained by calling 800-330-7348 or by visiting cohenandsteers.com. Please read the summary prospectus and prospectus carefully before investing.

COHEN & STEERS INSTITUTIONAL REALTY SHARES, INC.

OFFICERS AND DIRECTORS

Robert H. Steers
Director and co-chairman

Martin Cohen
Director and co-chairman

Michael G. Clark
Director

Bonnie Cohen
Director

George Grossman
Director

Richard E. Kroon
Director

Richard J. Norman
Director

Frank K. Ross
Director

C. Edward Ward, Jr.
Director

Adam M. Derechin
President and chief executive officer

Joseph M. Harvey
Vice president

Thomas N. Bohjalian
Vice president

Jon Cheigh
Vice president

Francis C. Poli
Secretary

James Giallanza
Treasurer and chief financial officer

Lisa D. Phelan
Chief compliance officer

KEY INFORMATION

Investment Manager

Cohen & Steers Capital Management, Inc.
280 Park Avenue
New York, NY 10017
(212) 832-3232

Co-administrator and Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, MA 02111

Transfer Agent

Boston Financial Data Services, Inc.
30 Dan Road
Canton, MA 02021
(800) 437-9912

Legal Counsel

Ropes & Gray LLP
1211 Avenue of the Americas
New York, NY 10036

Distributor

Cohen & Steers Securities, LLC
280 Park Avenue
New York, NY 10017

Nasdaq Symbol: CSRIX

Website: cohenandsteers.com

This report is authorized for delivery only to shareholders of Cohen & Steers Institutional Realty Shares, Inc. unless accompanied or preceded by the delivery of a currently effective prospectus setting forth details of the Fund. Performance data quoted represents past performance. Past performance is no guarantee of future results and your investment may be worth more or less at the time you sell your shares.

COHEN & STEERS

INSTITUTIONAL REALTY SHARES

280 PARK AVENUE

NEW YORK, NY 10017

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CSIRXAR

Annual Report December 31, 2012

Cohen & Steers Institutional Realty Shares

Item 2. Code of Ethics.

The Registrant has adopted an Amended and Restated Code of Ethics that applies to its Principal Executive Officer and Principal Financial Officer.  The Code of Ethics was in effect during the reporting period.  The Registrant has not amended the Code of Ethics as described in Form N-CSR during the reporting period.  The Registrant has not granted any waiver, including an implicit waiver, from a provision of the Code of Ethics as described in Form N-CSR during the reporting period. Upon request, a copy of the Code of Ethics can be obtained free of charge by calling 800-330-7348 or writing to the Secretary of the Registrant, 280 Park Avenue, 10th floor, New York, NY  10017.

Item 3. Audit Committee Financial Expert.

The registrant’s board has determined that Michael G. Clark and Frank K. Ross, each a member of the board’s audit committee, are each an “audit committee financial expert”.  Mr. Clark and Mr. Ross are each “independent,” as such term is defined in Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) – (d) Aggregate fees billed to the registrant for the last two fiscal years for professional services rendered by the registrant’s principal accountant were as follows:

	2012	2011
Audit Fees	$44,910	$43,600
Audit-Related Fees	$0	$0
Tax Fees	$6,200	6,000
All Other Fees	$0	$0

Tax fees were billed in connection with the preparation of tax returns, calculation and designation of dividends and other miscellaneous tax services.

(e)(1)                   The audit committee is required to pre-approve audit and non-audit services performed for the registrant by the principal accountant. The audit committee also is required to pre-approve non-audit services performed by the registrant’s principal accountant for the registrant’s investment advisor and any sub-advisor (not including any sub-advisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment advisor) and/or to any entity controlling, controlled by or under common control with the registrant’s investment advisor that provides ongoing services to the registrant, if the engagement for services relates directly to the operations and financial reporting of the registrant.

The audit committee may delegate pre-approval authority to one or more of its members who are independent members of the board of directors of the registrant. The member or members to whom such authority is delegated shall report any pre-approval decisions to the audit committee at its next scheduled meeting.  The audit committee may not delegate its responsibility to pre-approve services to be performed by the registrant’s principal accountant to the investment advisor.

(e) (2)                No services included in (b) – (d) above were approved by the audit committee pursuant to paragraphs (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)                                   Not applicable.

(g)                                  For the fiscal years ended December 31, 2012 and December 31, 2011, the aggregate fees billed by the registrant’s principal accountant for non-audit services rendered to the registrant and for non-audit services rendered to the registrant’s investment advisor (not including any sub-advisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment advisor) and/or to any entity controlling, controlled by or under common control with the registrant’s investment advisor that provides ongoing services to the registrant were:

	2012	2011
Registrant	$6,200	$6,000
Investment Advisor	$15,000	$20,000

(h)                                 The registrant’s audit committee considered whether the provision of non-audit services that were rendered to the registrant’s investment advisor (not including any sub-advisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment advisor) and/or to any entity controlling, controlled by or under common control with the registrant’s investment advisor that provides ongoing services to the registrant that were not required to be pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X  was compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Included in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b) There were no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Not Applicable.

(a)(2) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(b) Certifications of chief executive officer and chief financial officer as required by Rule 30a- 2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

COHEN & STEERS INSTITUTIONAL REALTY SHARES, INC.

By:	/s/ Adam M. Derechin
Name: Adam M. Derechin
Title: President and Chief Executive Officer

Date:	March 1, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Adam M. Derechin
	Name:	Adam M. Derechin
	Title:	President and Chief Executive Officer
(Principal Executive Officer)

By:	/s/ James Giallanza
	Name:	James Giallanza
	Title:	Treasurer and Chief Financial Officer
(Principal Financial Officer)

Date:	March 1, 2013